UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2006

    INTERNATIONAL COAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32679	20-2641185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Ashland Drive Ashland, Kentucky	41101
(Address of Principal Executive Offices)	Zip Code)

Registrants’ telephone number, including area code: (606) 920-7400

    Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 23, 2006, International Coal Group, Inc. issued a press release announcing that it will hold its annual meeting of stockholders on May 26, 2006. The record date to determine the stockholders entitled to receive notice of, and vote at, the meeting is April 10, 2006.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated March 23, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/S/ BENNETT K. HATFIELD
	Name:	Bennett K. Hatfield
	Title:	Chief Executive Officer and President

Date: March 23, 2006

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Exhibit Index

Exhibit Number	Document

99.1	Press release dated March 23, 2006.

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